NATIONSTAR NHLT 2018-1 DUE DILIGENCE REVIEW

March 01, 2018

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Nationstar NHLT 2018-1 Due Diligence

REVIEW RESULTS

SUMMARY

AMC Diligence, LLC (“AMC”) reviewed a population of 1,810 Home Equity Conversion Mortgage loans (“HECMs”) serviced by Nationstar Mortgage LLC (“Nationstar” or “Client”). This review included review of data, documentation and images provided by Nationstar, validation of key servicing system data, and confirmation of FHA Mortgage Insurance. It also included lien searches on a sample of Texas properties. The Procedures followed during AMC’s review (the “Review”) and the results of the Review are detailed below.

Sample selections were grossed up by 10% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The original population for securitization was reduced from 1,810 HECMs to 1,791 HECMs (the “Securitization Population”) after sample selections were made and due diligence commenced. Nineteen (19) drops were requested by Nationstar. Population reductions within each procedure tested may have altered overall statistical samples because of dropped loans after sampling was completed. Samples sizes and exceptions identified within the procedures below have excluded dropped loans.

PROCEDURES

1.
Obtain a data tape from Nationstar, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If the below fields in Nationstar’s servicing system of record agree to the data tape.

•	MIP Rate

•	Current UPB

•	Current Interest Rate

•	Marketable Title Date

•	Loan Status

MIP Rate
From a sample of 346 HECMs, AMC reviewed servicing system screen shots and compared the MIP Rate represented in the screen shot as of 12/31/2017 to the value represented in the data tape. There were no exceptions noted.

Current UPB
From a sample of 346 HECMs, AMC reviewed servicing system screen shots and compared the current UPB represented in the screen shot as of 12/31/2017 to the value represented in the data tape. Seven (7) exceptions were identified where the tape value did not match the servicing system. Six (6) of the seven (7) exceptions have a variance less than or equal to $0.45. One (1) had an original variance of $1,100. Nationstar acknowledged the variance and provided supporting documentation from January 2018 as evidence that a misapplication had occurred, and the balance had subsequently been adjusted after the tape cutoff. A variance of $9.42 would still be present when adjusting for the misapplication reversal. One (1) rounding error was also identified on the data tape. The variance was $0.01 when compared to the servicing system of record. The rounding error is identified on AMC’s loan-level results but not treated as an exception. There were no other exceptions noted.

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Current Interest Rate
From a sample of 346 HECMs, AMC reviewed servicing system screen shots and compared the Current Interest Rate represented in the screen shot as of 12/31/2017 to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date
From a sample of 346 HECMs, AMC identified forty-one (41) HECMs with a marketable title date in the data tape. AMC reviewed servicing system screen shots for the forty-one (41) HECMs and compared the marketable title date represented in the screen shot as of 12/31/2017 to the value represented in the data tape or applied Nationstar’s tracking methodology if the property was occupied at foreclosure sale. Nationstar leverages the greater of the following dates to report marketable title date to HUD reflecting HUD’s guidance on the topic; Foreclosure Sale Date, Vacancy Date, or Redemption Expiration Date. Using the screenshot and occupied property logic, AMC identified one (1) variance with a difference of six (6) days. There were no other exceptions noted.

Loan Status
From a sample of 346 HECMs, AMC reviewed the servicing system screenshot or servicing system transaction history containing loan status effective dates utilized by Nationstar. AMC utilized a conversion table from Nationstar to translate the truncated status values found within the servicing system screenshot to the data tape and identify the status as of 12/31/2017. There were no exceptions noted.

b.	If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape.

•	Max Claim Amount

•	UPB at Called Due Date

•	Original Note Rate

•	Margin (on adjustable rate loans)

•	Index (on adjustable rate loans)

•	Debenture Rate

•	Foreclosure First Legal Date

•	Closing Date

•	Amortization Type

•	FHA Case Number

•	Original Principal Limit

•	Called Due Date

Max Claim Amount
From a sample of 346 HECMs, AMC reviewed HERMIT screen shots and compared the Max Claim Amount represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.

UPB at Called Due Date
From a sample of 346 HECMs, AMC identified 251 HECMs with a UPB at Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC looked up the UPB as of that date in the servicing system screen shots provided by Nationstar. AMC compared the UPB at the Called Due Date represented in the servicing system screen shot to the UPB at Called Due Date field in the 12/31/2017 data tape. AMC identified twenty-six (26) exceptions. Eighteen (18) of the twenty-six (26) exceptions were identified because the Called Due Date on the tape was not supported through HERMIT screen shots or Due and Payable approval letters. Five (5) of the remaining exceptions occurred because the tape data did not match the source data and three (3) exceptions were because the proper transaction history documentation was unable to be provided by Nationstar. There were no other exceptions noted.

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Original Note Rate
From a sample of 346 HECMs, AMC reviewed the original Note provided by Nationstar and compared the Note Rate represented in the Note to the Note Rate on the data tape provided by Nationstar. There were no exceptions noted.

Margin (on adjustable rate HECMs)
From a sample of 346 HECMs, AMC identified thirty-six (36) HECMs with adjustable rate features. AMC reviewed the Original Note for the thirty-six (36) HECMs and compared the Margin represented in the Note to the Margin represented in the tape provided by Nationstar. There were no exceptions noted.

Index (on adjustable rate HECMs)
From a sample of 346 HECMs, AMC identified thirty-six (36) HECMs with adjustable rate features. AMC reviewed the Original Note for the thirty-six (36) HECMs and compared the Index represented in the Note to the Index represented in the tape provided by Nationstar. Nationstar provided a lookup table for the Index value to type for conversion. There were no exceptions noted.

Debenture Rate
From a sample of 346 HECMs, AMC reviewed HERMIT screen shots to determine the endorsement date and looked up the corresponding debenture interest rate to Mortgagee Debenture Interest Rates published by HUD. AMC compared the debenture rate to the tape data. There were no exceptions noted.

Foreclosure First Legal Date
From a sample of 346 HECMs, AMC identified 166 HECMs with a Foreclosure First Legal Date. AMC reviewed the 166 HECMs utilizing imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action and compared the Foreclosure First Legal Date to the data tape provided by Nationstar. AMC identified ten (10) instances where the First Legal Date from the filing document did not match the data tape. Nationstar corrected First Legal data for six (6) loans in their servicing system and within a data tape update; four (4) exceptions remained. There were no other exceptions noted.

Closing Date
From a sample of 346 HECMs, AMC reviewed HERMIT screen shots to determine the closing date recognized by HUD and compared the date to the tape data. AMC identified three (3) instances where the Closing Date from the HERMIT screenshot did not match the data tape. Nationstar corrected the closing date data within the servicing system and within a updated data tape for three (3) loans and no exceptions were subsequently noted
Amortization Type
From a sample of 346 HECMs, AMC reviewed the original Note and compared the Amortization Type represented in the Note and Riders to the data tape provided by Nationstar. There were no exceptions noted.

FHA Case Number
From a sample of 346 HECMs, AMC reviewed HERMIT screen shots and compared the FHA Case Number represented in the screen shot to the data tape provided by Nationstar. There were no exceptions noted.

Original Principal Limit
From a sample of 346 HECMs, AMC reviewed HERMIT screen shots to determine the Original Principal Limit and compared the Original Principal Limit to the tape provided by Nationstar. AMC identified four (4) exceptions where the Original Principal Limit reported on the data tape was found to have a variance versus the due diligence value located by AMC on the HERMIT screen shots. There were no other exceptions noted.

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Called Due Date
From a sample of 346 HECMs, AMC identified 251 HECMs with a UPB at Called Due Date in the data tape. AMC reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date. AMC identified twenty-three (23) exceptions where the Called Due Date reported was found to have a variance versus the due diligence value located by AMC. Twenty-three (23) exceptions were variances in the tape data to the HERMIT document or HUD designee data. There were no other exceptions noted.

2.	Obtain and review FHA reporting from Nationstar and determine that all HECMs have FHA insurance coverage.
AMC confirmed FHA coverage on 1,791 assets in the Securitization Population by reviewing the images of corresponding HECM files and supplemental FHA documentation provided by Nationstar. Nationstar was not able to provide a screenshot for one loan that was assigned to HUD post tape cut-off date at the time of diligence, but an advice of payment of insurance proceeds was provided and confirmed paid to Nationstar 1/4/2018.

3.	Obtain the most recent valuations report including date of valuation, type, and amount, and

a.
Select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

AMC selected and reviewed 318 of the most recent appraisals found in the Securitization Population validating the date and amount from the imaged appraisal to the servicing system data. AMC identified twenty-two (22) unique HECMs with exceptions; nineteen (19) with both a date and value variance, two (2) with missing documentation, and one (1) date variance discrepancy. Fifty-nine (59) additional date variances and one (1) value variance were identified but subsequently cleared when Nationstar updated their servicing system and sent an updated data tape. There were no other exceptions noted.

AMC did not review the appraisal to ascertain the validity of any values. AMC makes no representations or warranties about the underlying value of the property.

4.
Obtain a list of HECMs in due and payable status, and select a statistical sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

a.	If property inspections have been ordered and if occupancy status has been updated in the servicing system.
AMC reviewed 315 HECMs in the Securitization Population and compared property occupancy status represented in the inspection report to the status in the data tape. Nationstar was not able to provide AMC inspections on four (4) loans. AMC identified nineteen (19) variances where the property inspection report showed a different result than the data tape. Nationstar stated they will attempt to update the servicing data but due to system limitations, some inspection vendor responses might not be supported.

b.	If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by Nationstar.
From a sample of 315 HECMs in the Securitization Population, AMC reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two years of age or older at the time of closing. Nationstar was unable to provide borrower documents validating age on seven (7) HECMs. AMC received illegible imaged copies of identifying documents on nine (9) additional HECMs. AMC identified two (2) loans with a variance between the borrower’s date of birth found in the data tape versus the date of birth represented on the driver’s license. The primary borrower was confirmed as sixty-two (62) years of age or older at the time

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of closing utilizing due diligence data in each of the two (2) cases with a variance in the date of birth. There were no other exceptions noted.

5.
Obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

a.	Determine that foreclosure and bankruptcy attorney fees have not exceeded FHA allowable limits,
AMC identified 204 HECMs within the sample selection with foreclosure or bankruptcy corporate advances. AMC tested all foreclosure and bankruptcy attorney fees from the 204 HECMs against allowable limits detailed in HUD Mortgagee Letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, and additional details provided by Nationstar. Of the 204 HECMS with advances, AMC identified sixty (60) HECMs with over-allowable or unsupported advances.  Nationstar has stated that it may be able to provide supporting documentation and explanations by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

b.	Select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.
AMC identified 298 HECMs within the sample selection with property preservation advances. AMC randomly selected a single property preservation transaction from the 298 HECMs. AMC tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Nationstar. Nationstar was unable to provide the loan-level invoices support a transaction amount or over-allowable approvals to support associated advances on ten (10) disbursements. AMC identified two (2) HECMs with over-allowable disbursements without over-allowable approvals and eight (8) HECMs where proper documentation was not provided to support the advance. Nationstar has stated that it may be able to provide supporting documentation by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

c.
Select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

AMC identified 307 HECMs within the sample selection with a tax or insurance disbursement. AMC randomly selected a single tax or insurance transaction from the 307 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. A total of thirty-one (31) exceptions were identified. Nationstar was unable to provide the loan-level invoices to support associated advances on eighteen (18) disbursements. Thirteen (13) invoices provided did not match the advance disbursement amounts. Nationstar has stated that it may be able to provide supporting documentation by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

d.
Select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

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AMC identified 309 HECMs within the sample selection with a non-tax or insurance disbursement. AMC randomly selected a single disbursement transaction from the 309 HECMs, requested relevant invoice support from Nationstar and verified that the amount and coding of the disbursement is accurately represented in the servicing system. Nationstar was unable to provide the loan-level invoice to support the associated advances on six (6) disbursements. Nationstar has stated that it may be able to provide supporting documentation by the time the associated claims would be filed with HUD; however, this will not be included in AMC’s review and AMC does not make any representations or provide any warranties that such an action will be taken. There were no other exceptions noted.

6.	Conduct a lien search on all Texas properties to identify any properties with liens placed by Property Tax Lenders.

a.	AMC will review the searches to determine if lien is indeed in first position and if the lien search information matches the title information in the loan file.
AMC reviewed lien search results provided by a third party on one hundred and six (106) HECMs in the Securitization Population. Of the one hundred and six (106) HECMs with assessment data, AMC noted nineteen (19) total exceptions across thirteen (13) unique HECMs. The thirteen (13) unique HECMs with exceptions were as follows:

▪	Civil Judgments Only: 6 HECMs

▪	Civil New Filings 1 HECM

▪	Civil New Filing and Civil Judgment: 2 HECMs

▪	Tax Delinquency and Civil Judgement: 2 HECMs

▪	Tax Delinquency and Civil New Filing 1 HECM

▪	Tax Delinquency and Judgement Lien: 1 HECM

There were no other exceptions noted.

7.
Identify HECMs with property valuations twenty-four (24) or more months old. Select a sample of HECMs at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 110% to include a 10% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and order Broker Price Opinions. Identify HECMs with property valuations less than twenty-four (24) months old but greater than twelve (12) months old, select an 8% sample, and order Broker Price Opinions.

Valuations for a total of 304 HECMs were ordered and received for HECMs in the Securitization Population. 302 BPOs were ordered, and two (2) full appraisals for loans in the state of West Virginia according to regulation. The results of all the other valuations have been provided to Nationstar.

Please note that AMC did not review the BPOs to ascertain the validity of any values and AMC makes no representations or warranties about the underlying value of the property.

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